INVESTOR PRESENTATION May & June 2018 1

FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES Denny’s Corporation urges caution in considering its current trends and any outlook on earnings disclosed in this presentation. In addition, certain matters discussed may constitute forward-looking statements. These forward-looking statements, which reflect the Company’s best judgment based on factors currently known, are intended to speak only as of the date such statements are made and involve risks, uncertainties, and other factors that may cause the actual performance of Denny’s Corporation, its subsidiaries and underlying restaurants to be materially different from the performance indicated or implied by such statements. Words such as “expects”, “anticipates”, “believes”, “intends”, “plans”, “hopes”, and variations of such words and similar expressions are intended to identify such forward-looking statements. Except as may be required by law, the Company expressly disclaims any obligation to update these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events. Factors that could cause actual performance to differ materially from the performance indicated by these forward- looking statements include, among others: the competitive pressures from within the restaurant industry; the level of success of the Company’s operating initiatives, advertising and promotional efforts; adverse publicity; health concerns arising from food-related pandemics, outbreaks of flu viruses, such as avian flu, or other diseases; changes in business strategy or development plans; terms and availability of capital; regional weather conditions; overall changes in the general economy, particularly at the retail level; political environment (including acts of war and terrorism); and other factors from time to time set forth in the Company’s SEC reports, including but not limited to the discussion in Management’s Discussion and Analysis and the risks identified in Item 1A. Risk Factors contained in the Company’s Annual Report on Form 10-K for the year ended December 27, 2017 (and in the Company’s subsequent quarterly reports on Form 10-Q). The presentation includes references to the Company’s non-GAAP financials measures. The Company believes that, in addition to other financial measures, Adjusted Income Before Taxes, Adjusted EBITDA, Adjusted Free Cash Flow, Adjusted Net Income and Adjusted Net Income Per Share are appropriate indicators to assist in the evaluation of its operating performance on a period-to-period basis. The Company also uses Adjusted Income Before Taxes, Adjusted EBITDA and Adjusted Free Cash Flow internally as performance measures for planning purposes, including the preparation of annual operating budgets, and for compensation purposes, including bonuses for certain employees. Adjusted EBITDA is also used to evaluate its ability to service debt because the excluded charges do not have an impact on its prospective debt servicing capability and these adjustments are contemplated in its credit facility for the computation of its debt covenant ratios. Adjusted Free Cash Flow, defined as Adjusted EBITDA less cash portion of interest expense net of interest income, capital expenditures, and cash taxes, is used to evaluate operating effectiveness and decisions regarding the allocation of resources. However, Adjusted Income Before Taxes, Adjusted EBITDA, Adjusted Free Cash Flow, Adjusted Net Income and Adjusted Net Income Per Share should be considered as a supplement to, not a substitute for, operating income, net income or other financial performance measures prepared in accordance with U.S. generally accepted accounting principles. See Appendix for non-GAAP reconciliations. 2

DENNY’S INVESTMENT HIGHLIGHTS Consistently Growing  Seven consecutive years of system-wide same-store sales3 growth Same-Store Sales3  Highest annual same-store sales3 growth in over a decade in 2015  Nearly 500 new restaurants opened since 2009 (>28% of the system) Expanding Global  More than 60 international locations opened since 2009 (9 new Footprint countries) Growing Profitability  26% Adjusted EBITDA* growth since 2011 with 90% Franchised  * Business 195% Adjusted EPS growth since 2011  Generated nearly $340M in Adjusted Free Cash Flow* over the last 7 Strong Adjusted Free years, after capital expenditures, cash interest, and cash taxes * Cash Flow Generation  2018 Full Year Guidance1 is $48M to $50M in Adjusted Free Cash Flow*  Approximately $83M allocated to repurchase shares in 2017 Consistently Returning  Capital to Shareholders Approximately $372M allocated to share repurchase program since November 20102 * See Appendix for reconciliation of Net Income to Adjusted EBITDA, Adjusted Income Before Taxes, Adjusted Net Income, Adjusted Net Income per Share (also called Adjusted Earnings per Share), and Adjusted Free Cash Flow. 1. Full Year Guidance provided in First Quarter 2018 Earnings Release dated May 1, 2018. 2. Data as of March 28, 2018. 3. Same-store sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open the same period in the prior year. Total operating revenue is limited to company restaurant sales and royalties, fees and occupancy revenue from franchised and licensed restaurants. Accordingly, domestic franchise same-store sales and domestic system-wide same-store sales should be considered as a supplement to, not a 3 substitute for, our results as reported under GAAP.

EXECUTION OF BRAND REVITALIZATION STRATEGY DRIVING RESULTS “Become the World’s Largest, Most Admired and Beloved Family of Local Restaurants” Deliver a Consistently Grow Drive Profit Differentiated Operate the Global Growth for All and Great Franchise Stakeholders Relevant Brand Restaurants Run Restaurants Serving Classic American Comfort Food at a Good Price Around the Clock OUR GUIDING PRINCIPLES 4

DELIVERING A DIFFERENTIATED AND RELEVANT BRAND Welcome to America’s Diner For unpretentious, loyal, hardworking people everywhere, Denny’s is always there for you. Our light is always on and our door is always open, welcoming you, and the people you care about, to come inside. Our friendly staff lets everyone forget about the small stuff, be themselves and focus on what’s important, while savoring a varied menu of classic, comforting American fare, at a fair price. Food Service Atmosphere 5

MENU EVOLUTION TO MATCH GUESTS’ NEEDS FOCUS ON BETTER QUALITY, MORE CRAVEABLE PRODUCTS More Than 70% of Core Menu Entrées Changed or Improved in Last 5 Years Leading to Significant Improvement in Taste and Quality Scores 6

COMPELLING LIMITED TIME ONLY OFFERINGS FOUR MODULES IN 2017 HELPED DRIVE TRAFFIC WITH FEWER, HARDER WORKING PRODUCTS LEADING TO OPERATIONAL EFFICIENCIES 7

NEWEST LIMITED TIME ONLY OFFERINGS FEATURES PRODUCTS INSPIRED BY SOLO: A STAR WARS STORY 8

DENNY’S ON DEMAND – EARLY LEARNINGS Share of Transactions by Daypart1 40% 34% 30% 28% 27% 25% 24% 24% 20% 20% 18% 10% 0% Breakfast Lunch Dinner Late Night Off-Premise Transactions Dine-In Transactions Delivery Status2 Online Transactions by Age1 75% 50% 60% 40% 63% 41% 45% 50% 30% 30% 20% 23% 19% 15% 10% 6% 11% 0% 0% Domestic Stores Eligible for Delivery 18 - 24 25 - 34 35 - 44 45 - 54 55+ Domestic Stores Live with 1+ Delivery Providers 1. Data estimated as of April 30, 2018. Age 9 2. Data as of March 28, 2018, the end of Fiscal First Quarter 2018.

EVERYDAY VALUE MENU HELPING TO DRIVE TRAFFIC  High awareness as 1 in 5 guests say they visit Denny’s because of $2468 Value Menu  Utilize local and national media targeting popular products like $4 Everyday Value Slam  Changed 50% of the menu in the past 3 years providing more percent margin friendly products  19% average incidence rate of 16 products since national launch in April 2010, ranging from approximately 16% to 23% 10

ENGAGING KEY CUSTOMER SEGMENTS THROUGH TRADITIONAL AND NEW MEDIA Boomers Families with Kids (under 12) Hispanic Millennials 11

REMODEL PROGRAM ENHANCING TRAFFIC AND SCORES THE HERITAGE IMAGE RESTAURANT Q1 20181 Year End 2018 ~71% System ~80% ~100% Company System 1. Data as of March 28, 2018, the end of Fiscal First Quarter 2018. Includes new openings and international restaurants. 12

HERITAGE IMAGE KEY TO REVITALIZING LEGACY BRAND New New Denny’s Legacy Legacy Denny’s 13

FOCUS ON OPERATING GREAT RESTAURANTS LEADING TO SUSTAINED IMPROVEMENT OVERALL SATISFACTION SCORES HIGHEST SINCE WE STARTED MEASURING  Investments in training talent, tools, and strategies driving improvements in guest satisfaction scores  Denny’s Pride Review Program introduced in 2014 with new team of coaches evaluating and sharing best practices  Close collaboration with franchisees executing remodels, improving speed of service, and growing margins  High level of involvement with franchisees planning and executing initiatives through Brand Advisory Councils and Denny’s Franchisee Association (DFA) 14

EXPANDING GLOBAL FOOTPRINT Growth Initiatives Enabled 495 New Restaurant Openings Since 2009 with more than 90% Opened by Franchisees 140 136 2018 Annual Unit Growth Guidance1 107 New Restaurant Openings: 40 – 50 100 Net Restaurant Growth: Approximately flat 60 61 50 27 46 45 40 40 38 23 39 20 10 12 8 3 2 2 (20) 2009 2010 2011 2012 2013 2014 2015 2016 2017 New Restaurant Openings Net Restaurant Growth2 1. Full Year Guidance provided in First Quarter 2018 Earnings Release dated May 1, 2018. 2. Excludes acquisitions, refranchisings, and relocations. Includes total of 123 Flying J Travel Center conversion openings with 100 opened in 2010 and 15 23 opened in 2011.

DOMESTIC EXPANSION OPPORTUNITY Approximately 1,600 Restaurants in the U.S.1 with Strongest Presence in West Coast, Southwest, Texas, and Florida TOP 10 U.S. MARKETS1 DMA UNITS 43 6 4 4 Los Angeles 183 18 2 23 3 10 3 24 54 6 Phoenix 65 4 21 11 5 39 9 Houston 63 4 3 34 41 23 1 30 57 38 20 3 2 Sacramento/Stockton 51 396 27 8 40 15 30 Dallas/Ft. Worth 51 7 83 29 15 8 16 San Francisco/San Jose 44 5 6 21 195 5 San Diego 42 3 135 Orlando 41 5 Miami 38 Chicago 38 1. Data as of March 28, 2018, the end of Fiscal First Quarter 2018. 16

GROWING NUMBER OF INTERNATIONAL LOCATIONS International Presence of 130 Restaurants in 14 Countries and U.S. Territories has grown by 60% Since Year End 20091 United States 1,594 Canada 75 Puerto Rico 13 Mexico 10 New Zealand 7 United Kingdom Guatemala City Philippines 6 Honduras 5 Costa Rica 3 United Arab Emirates 3 Dominican Republic 2 Guam 2 Curaçao 1 El Salvador 1 Guatemala 1 United Kingdom 1 Dubai Philippines 1. Data as of March 28, 2018, the end of Fiscal First Quarter 2018. 17

GROWING BASE OF NON-TRADITIONAL LOCATIONS Leading Full-Service Brand in Travel Centers Pilot Flying J Travel Center Texas Travel Center Non-Traditional Locations at Universities Old Dominion University Clarion University of Pennsylvania 18

STRONG PARTNERSHIP WITH FRANCHISEES Well Diversified, Experienced, and Energetic Group of 255 Franchisees  34 franchisees with more than 10 restaurants each collectively comprise 59% of the franchise Ownership of 1,542 Franchisee Restaurants1 system Total Franchise Number of Number of Total Franchise Units as %  Franchise Units Franchisees Units of Total As we strive to be a model 1 91 91 6% franchisor, we listen, partner, share, 2 - 5 92 260 17% refine and invite participation from 6 - 10 38 285 18% our franchisees in virtually all brand 11 - 15 13 162 11% strategies and initiatives through our 16 - 30 11 243 16% Denny’s Franchisee Association and > 30 10 501 32% Brand Advisory Councils Total 255 1,542 100%  One of the largest-ever turnouts at the 2017 Annual Denny’s Franchisee Association Convention is evidence of our growing momentum and brand relevance 1. Data as of March 28, 2018, the end of Fiscal First Quarter 2018. 19

TOTAL SYSTEM SALES AND ADJUSTED EBITDA* GROWTH Total System Sales Have Grown by Approximately $500 Million Since 2011 Adjusted EBITDA* Growth of 26% Over Last 6 Years Total System Sales1 Adjusted EBITDA* $2.9 $110.0 22% $103.3 $2.9 $105.0 21% $2.8 $100.0 $2.8 $100.0 20% $2.7 $2.7 $95.0 $88.8 19.7% 19.5% 19% Bs $2.6 Ms $90.0 $ $ $ $ $83.1 $2.6 18% $2.5 $85.0 $81.7 $78.0 18.1% 17% $80.0 $78.6 17.6% $2.4 $2.4 $2.4 16% $75.0 16.9% $2.4 16.1% $2.3 $70.0 15% 15.2% $2.2 $65.0 14% 2011 2012 2013 2014 2015 2016 2017 2011 2012 2013 2014 2015 2016 2017 1. Total system sales is a non-GAAP measure representing the sum of sales generated at all Denny’s locations worldwide, including franchise and licensed Adjusted EBITDA* $ Adjusted EBITDA* % restaurants which are non-consolidated entities. Total operating revenue is limited to company restaurant sales and royalties, fees and occupancy revenue * See Appendix for reconciliation of Net Income to Adjusted EBITDA, Adjusted from franchised and licensed restaurants. Accordingly, total system sales Income Before Taxes, Adjusted Net Income, Adjusted Net Income per Share (also called Adjusted Earnings per Share), and Adjusted Free Cash Flow. should be considered as a supplement to, not a substitute for, our results as 20 reported under GAAP.

COMPANY SALES AND MARGINS Steady Growth in Company Restaurant Average Unit Volumes Company Restaurant Margins Expanded by 370 bps Over Last 6 Years Company AUVs Company Margin $2.35 $70.0 19% $65.2 $65.6 $2.3 $65.0 18% $2.20 $2.3 $2.2 17.8% $60.0 $58.7 17% $2.05 $2.1 16.8% 16.6% Ms $2.0 $55.0 $53.8 16% $ $ $ Ms $ $51.5 $1.90 $1.9 $50.0 15% $1.8 $45.9 $1.75 $44.8 $45.0 14.6% 14% $1.60 13.6% 13.7% $40.0 13% 13.1% $1.45 $35.0 12% 2011 2012 2013 2014 2015 2016 2017 2011 2012 2013 2014 2015 2016 2017 Company Margin $ Company Margin % 21

FRANCHISE SALES AND MARGINS Steady Growth in Franchise Restaurant Average Unit Volumes Franchise Operating Margins Expanded by 670 bps Over Last 6 Years Franchise AUVs Franchise Margin $1.65 $105.0 72% $1.60 $98.8 $99.5 $100.0 71% $1.6 $1.55 71.7% $1.6 $94.9 70% $1.5 $95.0 $92.9 70.8% $1.50 69% Ms Ms $1.45 $1.5 $90.0 $88.2 $ $ $88.0 $ $ 68.6% 68% $1.40 $1.4 $85.0 $82.6 67% $1.35 $1.4 67.5% $1.4 $80.0 $1.30 66% $75.0 65.7% $1.25 65.3% 65% 65.0% $1.20 $70.0 64% 2011 2012 2013 2014 2015 2016 2017 2011 2012 2013 2014 2015 2016 2017 Franchise Margin $ Franchise Margin % 22

CONSISTENTLY GROWING SAME-STORE SALES1 Positive Domestic System-Wide Same-Store Sales1 in 18 of Last 20 Quarters Achieved Highest Annual Domestic Same-Store Sales1 Growth in Over a Decade in 2015 2018 Annual Domestic Same-Store Sales Guidance1,2 Company: Flat to 2% 8.0% 7.2% 7.3% Domestic Franchised: Flat to 2% 7.0% 6.1% 6.0% 5.0% 4.7% 4.0% 2.9% 3.0% 2.5% 2.6% 2.4% 2.2% 1.8% 1.9% 2.0% 1.5% 1.2% 0.9% 1.0% 1.0% 0.6% 0.5% 0.6% 0.0% (1.0%) (0.5%) (1.1%) (2.0%) Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 '13 '13 '13 '14 '14 '14 '14 '15 '15 '15 '15 '16 '16 '16 '16 '17 '17 '17 '17 '18 Denny’s Domestic System-Wide Same-Store Sales1 1. Same-store sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open the same period in the prior year. Total operating revenue is limited to company restaurant sales and royalties, fees and occupancy revenue from franchised and licensed restaurants. Accordingly, domestic franchise same-store sales and domestic system-wide same-store sales should be considered as a supplement to, not a substitute for, our results as reported under GAAP. 2. Data as of March 28, 2018, the end of Fiscal First Quarter 2018. 23

GROWING ADJUSTED NET INCOME PER SHARE* Highly Franchised Business Provides Lower Risk with Additional Upside from Operating Meaningful Base of High Volume Company Restaurants $0.58 $0.60 $0.55 $50 AdjustedIncome Net * $0.50 $0.43 $0.37 $40 ($ Millions) ($ $0.40 $0.31 $0.26 $30 Share $0.30 per per $0.20 $42.3 $40.7 $20 $36.7 $0.20 $32.9 $29.3 * Adjusted Income Net Adjusted $25.2 $10 $0.10 $19.5 $0.00 $0 2011 2012 2013 2014 2015 2016 2017 Adjusted Net Income* Adjusted Net Income per Share* * See Appendix for non-GAAP financial reconciliations of Net Income to Adjusted EBITDA, Adjusted Income Before Taxes, Adjusted Net Income, Adjusted Net Income per Share (also called Earnings per Share), and Adjusted Free Cash Flow. 24

STRONG ADJUSTED FREE CASH FLOW* GENERATION Nearly $340 Million in Adjusted Free Cash Flow* Generated Over Last 7 Years 2018 Investments include 5 Franchise Restaurant Acquisitions in January 2018 $120 $105 - $107 $100 $103 $100 $89 $82 $83 $79 $78 $31 $33 - $35 $80 $34 $16 $16 $22 $33 $1 $21 $6 $3 - $5 $60 $2 $3 Millions $17 $4 $11 $15 ~$19 $12 $3 $8 $5 $ $ $9 $8 $52 $40 $48 $49 $49 $50 $48 - $50 $45 $42 $20 $0 2011 2012 2013 2014 2015 2016 2017 2018 Guidance1 Cash Capital Cash Taxes Cash Interest Adjusted EBITDA* Adjusted Free Cash Flow* * See Appendix for non-GAAP financial reconciliations of Net Income to Adjusted EBITDA, Adjusted Income Before Taxes, Adjusted Net Income, Adjusted Net Income per Share (also called Adjusted Earnings per Share), and Adjusted Free Cash Flow. 1. Full Year Guidance provided in First Quarter 2018 Earnings Release dated May 1, 2018. 25

SOLID BALANCE SHEET WITH FLEXIBILITY Growing Adjusted EBITDA* Enables Higher Leverage while Maintaining Financial Flexibility to Make Investments and Return Capital to Shareholders New $400 million credit facility announced in October 2017 3.5x 2.5x to 3.5x Total Debt to $600 Adjusted EBITDA* Ratio Target Total 3.0x $500 * 2.5x Debt $400 2.0x * $300 ($ Millions) 1.5x $200 Total Debt / Debt Total 1.0x Adjusted EBITDA Adjusted $100 0.5x 0.0x $0 2010 2011 2012 2013 2014 2015 2016 2017 Q1 2018 Total Debt* Total Debt / Adjusted EBITDA* * See Appendix for non-GAAP financial reconciliations of Net Income to Adjusted EBITDA, Adjusted Income Before Taxes, Adjusted Net Income, Adjusted Net Income per Share (also called Adjusted Earnings per Share), and Adjusted Free Cash Flow. Total Debt is Gross Debt including Capital Lease Obligations. 26

CONSISTENTLY RETURNING EXCESS CAPITAL TO SHAREHOLDERS Approximately $372 Million Allocated Towards Share Repurchases Since We Started to Return Excess Capital to Shareholders in Late 20101  Approximately $83 million SHARE REPURCHASES ($ Millions) allocated to repurchase shares in 2017 $105.8  Approximately $372 million allocated to repurchase shares $82.9 since November 20101 $58.7  Approximately $180 million remaining in existing share $36.0 repurchase authorization $21.6 $22.2 $24.7 $3.9 $16.2 program1 Q4 2011 2012 2013 2014 2015 2016 2017 Q1 2010 2018 1. Data as of March 28, 2018, the end of Fiscal First Quarter 2018.. 27

STOCK PRICE OUTPERFORMANCE Between 2010 and Q1 2018, Denny’s Stock Price Rose 329%, or 2.7X the S&P Small Cap 600 Index and 1.7X the S&P Small Cap 600 Restaurants Index 450% DENN Up 329% 400% S&P Small Cap 600 Restaurants Index Up 190% 350% S&P Small Cap 600 Index Up 124% 300% 250% 200% 2011 The Beginning of 150% Denny’s Brand Revitalization 100% 50% 0% Oct-11 Oct-12 Oct-13 Oct-14 Oct-15 Oct-16 Oct-17 Apr-11 Apr-12 Apr-13 Apr-14 Apr-15 Apr-16 Apr-17 Apr-18 Feb-11 Jun-11 Feb-12 Jun-12 Feb-13 Jun-13 Feb-14 Jun-14 Feb-15 Jun-15 Feb-16 Jun-16 Feb-17 Jun-17 Feb-18 Dec-10 Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Aug-12 Aug-13 Aug-14 Aug-15 Aug-16 Aug-17 (50%) Aug-11 28

DENNY’S INVESTMENT HIGHLIGHTS  Consistently growing same-store sales through brand revitalization strategies to enhance food, service, and atmosphere  Expanding global footprint with traditional and non-traditional distribution points  Growing profitability with 90% franchised business provides lower risk profile with upside from operating meaningful base of high volume restaurants  Strong Adjusted Free Cash Flow* generation supported by solid balance sheet with significant flexibility to support brand investments  Consistently returning excess capital to shareholders through share repurchase program * See Appendix for non-GAAP financial reconciliations of Net Income to Adjusted EBITDA, Adjusted Income Before Taxes, Adjusted Net Income, Adjusted Net Income per Share (also called Adjusted Earnings per Share), and Adjusted Free Cash Flow. 29

APPENDIX 30

EXPERIENCED AND COMMITTED LEADERSHIP TEAM John C. Miller, President and CEO since 2011 with over 30 years experience in restaurant operations and management. Prior to joining Denny’s, served as President of Taco Bueno and spent 17 years with Brinker International where positions held included President of Romano’s Macaroni Grill and President of Brinker’s Mexican Concepts. F. Mark Wolfinger, Executive Vice President , Chief Administrative Officer and Chief Financial Officer since 2005. Previous roles include Chief Financial Officer of Danka Business Systems and senior financial positions with Hollywood Entertainment, Metromedia Restaurant Group (operators of Bennigans, Ponderosa Steakhouse, and Steak & Ale), and the Grand Metropolitan. Christopher D. Bode, Senior Vice President, Chief Operating Officer. Prior to joining Denny’s in 2011, served as Chief Operating Officer of QSR Management, LLC (a franchisee of Dunkin’ Donuts) and Vice President of Development & Construction of Dunkin’ Brands, Inc. Before joining the restaurant industry, served as a United States Navy Communications Specialist. John W. Dillon, Senior Vice President, Chief Marketing Officer. Prior to joining Denny’s in 2007, held multiple marketing leadership positions with various organizations, including 10 years with YUM! Brands/Pizza Hut, and was Vice President of Marketing for the National Basketball Association’s Houston Rockets. Stephen C. Dunn, Senior Vice President, Chief Global Development Officer. Prior to joining Denny’s in 2004, held executive-level positions with Church's Chicken, El Pollo Loco, Mr. Gatti's, and TCBY. Earned the distinction of Certified Franchise Executive by the International Franchise Association Educational Foundation. Timothy E. Flemming, Senior Vice President, General Counsel and Chief Legal Officer. Joined the Company in 1993 and has served as General Counsel since 2008 after having served in the same capacity for the primary subsidiaries since 2005. Additional food service experience includes serving as Assistant General Counsel of Compass Group, North America. Michael L. Furlow, Senior Vice President, Chief Information Officer. Prior to joining Denny’s in 2017, served as Chief Information Officer and Senior Vice President of IT at Red Robin Gourmet Burgers and CEC Entertainment, Inc. (an operator and franchisor of Chuck E. Cheese’s and Peter Piper Pizza). Jill A. Van Pelt, Senior Vice President, Chief People Officer. Joined Denny's in 2006 as Senior Director of Total Rewards and named Vice President of Human Resources in 2008. Prior experience includes various positions in Accounting, Human Resources Systems, and Human Resources for Maytag, Coastal Corporation, and Dynegy. Robert P. Verostek, Senior Vice President, Finance. Joined Denny’s in 1999 and served in numerous leadership positions across the Finance and Accounting teams. Named Vice President of Financial Planning and Analysis in 2012. Prior experience includes various accounting roles for Insignia Financial Group. 31

2016 AWARDS AND COMMENDATIONS  2017 Norman Award (John C. Miller)  TDn2K Global Best Practices Award 2016  Nation’s Restaurant News Power List (John C. Miller)  Diversity Journal’s Women Worth Watching Award (April Kelly-Drummond)  Diversity Journal Awards of Excellence Honorable Mention  Savoy Top Influential Women in Corporate America (April Kelly-Drummond, Brenda Lauderback, and Laysha Ward)  Most Influential Black Corporate Directors (Brenda Lauderback, George Haywood, and Laysha Ward)  Human Rights Campaign Equality Award Honoree (Dawn Lafreeda, Franchisee)  Asian Enterprise Top 100 Places to Work for Asian Americans  Latino Magazine “Latino 100”, Companies Providing the Most Opportunities for Latinos  Best Places to Work in South Carolina 32

Revenue Recognition Changes ($ in millions) 2017 2017 (Actual) (Pro Forma) Advertising and Other Fees & Costs Franchise and license revenue $138.8 $221.8  Will now be separately reflected in Advertising and other fees 83 revenue and expense Advertising and other costs (83) Costs of franchise and license revenue (39.3) (122.3) Franchise Operating Margin (Non-GAAP) $99.5 $99.5 Franchise Operating Margin Rate (Non-GAAP) 71.7% 44.9% Initial Franchise Fees ($ in 000’S) EXAMPLE Initial Fee $40 Year 1 Year 2 Year 3 . . . . Year 20  Will now be recognized ratably over franchise agreement term Cash Receipt $40 Previous Previous Standard Revenue $40 Cash Receipt $40 New New Standard Revenue $2 $2 $2 $2 Note: We expect to record deferred revenue of approximately $21 million as of the first day of fiscal 2018 related to previously recognized initial franchise fees. The deferred revenue will be amortized over the remaining term of the related franchise agreements.  Revenue recognition changes will not impact any other components of franchise and license revenue, costs of franchise and license revenue, overall business cash flows, or cash taxes and effective tax rates. 33

NON-GAAP FINANCIAL RECONCILIATIONS

$ Millions (except per share amounts)	2006	2007	2008[1]	2009	2010	2011	2012	2013	2014[1]	2015	2016	2017	Q1 2018
Net Income (loss)	$28.7	$29.5	$12.7	$41.6	$22.7	$112.3	$22.3	$24.6	$32.7	$36.0	$19.4	$39.6	$9.8
Provision for Income Taxes[2]	16.3	6.7	3.5	1.4	1.4	(84.0)	12.8	11.5	16.0	17.8	16.5	17.2	1.8
Operating (Gains) Losses and Other Charges, Net	(47.9)	(31.1)	(6.4)	(14.5)	(4.9)	2.1	0.5	7.1	1.3	2.4	26.9	4.3	0.4
Other Non-Operating (Income) Expense, Net	8.0	0.7	9.2	(3.1)	5.3	2.6	7.9	1.1	(0.6)	0.1	(1.1)	(1.7)	0.2
Share-Based Compensation	7.6	4.8	4.1	4.7	2.8	4.2	3.5	4.9	5.8	6.6	7.6	8.5	1.4
Deferred Compensation Plan Valuation Adjustments[5]	0.5	0.5	(1.8)	1.0	0.5	(0.1)	0.7	1.1	0.5	0.0	0.9	1.6	(0.2)
Interest Expense, Net	57.7	43.0	35.5	32.6	25.8	20.0	13.4	10.3	9.2	9.3	12.2	15.6	4.6
Depreciation and Amortization	55.3	49.3	39.8	32.3	29.6	28.0	22.3	21.5	21.2	21.5	22.2	23.7	6.5
Cash Payments for Restructuring Charges & Exit Costs	(5.1)	(9.1)	(9.1)	(7.5)	(7.0)	(2.7)	(3.8)	(2.8)	(2.0)	(1.5)	(1.8)	(1.7)	(0.2)
Cash Payments for Share-Based Compensation	(0.9)	(0.9)	(1.0)	(2.4)	(1.9)	(0.8)	(1.0)	(1.2)	(1.1)	(3.4)	(2.5)	(3.9)	(1.9)
Adjusted EBITDA[5]	120.3	93.3	86.6	86.0	74.3	81.7	78.6	78.0	83.1	88.8	100.0	103.3	22.3
Adjusted EBITDA Margin %	12.1%	9.9%	11.4%	14.1%	13.6%	15.2%	16.1%	16.9%	17.6%	18.1%	19.7%	19.5%	14.4%
Cash Interest Expense	(50.9)	(38.5)	(31.6)	(29.3)	(23.1)	(17.0)	(11.6)	(9.1)	(8.1)	(8.3)	(11.2)	(14.6)	(4.3)
Cash Taxes	(1.3)	(2.3)	(1.1)	(0.6)	(0.9)	(1.1)	(2.0)	(2.8)	(3.8)	(5.4)	(3.0)	(6.4)	(0.4)
Capital Expenditures	(33.1)	(33.1)	(27.9)	(18.4)	(27.4)	(16.1)	(15.6)	(20.8)	(22.1)	(32.8)	(34.0)	(31.2)	(12.6)
Adjusted Free Cash Flow[5]	35.1	19.5	26.1	37.7	23.0	47.5	49.4	45.3	49.1	42.3	51.9	51.2	5.0
Net Income (loss)						$112.3	$22.3	$24.6	$32.7	$36.0	$19.4	$39.6	$9.8
Pension Settlement Loss						0.0	0.0	0.0	0.0	0.0	24.3	0.0	0.0
Losses (Gains) on Sales of Assets and Other, Net						(3.2)	(7.1)	(0.1)	(0.1)	(0.1)	0.0	3.5	(0.0)
Impairment Charges						4.1	3.7	5.7	0.4	0.9	1.1	0.3	0.0
Early Extinguishment of Debt						1.4	7.9	1.2	0.0	0.3	0.0	0.0	0.0
Tax Reform						0.0	0.0	0.0	0.0	0.0	0.0	(1.6)	0.0
Tax Effect of Adjustments[3]						(0.8)	(1.6)	(2.2)	(0.1)	(0.4)	(2.5)	(1.2)	0.0
Adjusted Provision for Income Taxes[4]						(94.3)	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Adjusted Net Income						$19.5	$25.2	$29.3	$32.9	$36.7	$42.3	$40.7	$9.8
Diluted Net Income Per Share						$1.15	$0.23	$0.26	$0.37	$0.42	$0.25	$0.56	$0.15
Adjustments Per Share						($0.95)	$0.03	$0.05	$0.0	$0.01	$0.30	$0.02	$0.00
Adjusted Net Income Per Share						$0.20	$0.26	$0.31	$0.37	$0.43	$0.55	$0.58	$0.15
Diluted Weighted Average Shares Outstanding						99,588	96,754	92,903	88,355	84,729	77,206	70,403	66,946

1. Includes 53 operating weeks.
2. In the fourth quarter of 2011, we recorded an $89 million net deferred tax benefit from the release of a substantial portion of the valuation allowance on certain deferred tax assets. This release was primarily based on our improved historical and projected pre-tax income.
3. Tax adjustments for full year 2011 and 2012 are calculated using the Company's full year 2012 effective tax rate of 36.4%. Tax adjustments for full year 2013, 2014, 2015 and 2017 use full year effective tax rates of 31.9%, 32.9%, 33.0%, and 30.3%, respectively. Tax adjustment for the loss on pension termination for the year ended December 28, 2016 is calculated using an effective tax rate of 8.8%. The remaining tax adjustments for the year ended December 28, 2016 are calculated using the Company's effective tax rate of 30.9%. Tax adjustment for the three months ended March 28, 2018 is calculated using the Company's year-to-date effective tax rate of 15.8%.
4. Adjusted provision for income taxes based on effective income tax rate of 36.4% for full year ended Dec. 27, 2012 and excludes impact of net deferred tax benefit.
5. Historical presentations of Adjusted EBITDA and Adjusted Free Cash Flow have been restated to exclude the impact of market valuation changes in our non-qualified deferred compensation plan liabilities.

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